UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2006

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As of November 15, 2006, PRIME BioSolutions, LLC (“PRIME”) has not obtained term sheets for the equity financing required to complete the previously announced merger agreement between eMerge Interactive, Inc. (“eMerge”) and PRIME. Under the merger agreement, PRIME is required to obtain term sheets for $70 million of equity financing by November 15, and definitive commitments for the $70 million of equity financing by December 15, or eMerge may terminate the merger agreement at anytime after those dates. eMerge determined that it would not exercise its right to terminate the merger agreement at this time because PRIME has advised eMerge that PRIME is still having meaningful discussions with potential financing parties. eMerge’s Board of Directors believes that the strategy of completing the proposed merger with PRIME continues to be in the best interest of eMerge and its stockholders.

eMerge has reserved its right to terminate the merger agreement at any time prior to December 15, 2006, if, prior to such termination, PRIME has not obtained term sheets, acceptable to eMerge, with respect to such financing. There can be no assurance that PRIME will be able to obtain such term sheets or negotiate definitive commitments on acceptable terms.

Pursuant to the merger agreement, PRIME is to be merged into a subsidiary of eMerge. As consideration for the merger, the sole membership interest of PRIME is to be exchanged for shares of eMerge common stock in an amount equal to 58,321,743 less the ultimate number of shares of common stock issuable upon full conversion of any securities to be issued to the new investors described in the next paragraph.

A condition to completion of the merger is the receipt of commitments from new investors to invest $70 million of initial equity capital in the combined company in exchange for equity securities of the combined company, which equity securities may be in the form of common stock, preferred stock or convertible debt. $10 million of this additional capital is to be invested in the combined company concurrently with the closing of the merger. The remaining $60 million may be invested thereafter as the combined company achieves milestones in the construction of its planned ethanol plants. PRIME management believes the $70 million of initial equity capital will be sufficient to provide the equity funding needed to construct two ethanol production plants of 23 million gallons each. In addition, approximately $105 million of debt construction funding will be required to construct the two plants. The transaction is also subject to approval by eMerge’s stockholders, receipt of all required regulatory approvals and other customary closing conditions.

If eMerge is unable to complete the proposed merger, eMerge will likely not have the liquidity to continue pursuing its long-term business plan and will need to implement an alternative merger or sale transaction for all or part of its business or implement a liquidation of eMerge in which events stockholders may receive little or no value and which events eMerge may not have the liquidity to implement.

Important Information

eMerge Interactive, Inc. plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement (the “Merger Proxy Statement”) in connection with the special meeting of eMerge stockholders that will be held to consider the proposed merger and related transactions involving eMerge, PRIME BioShield, LLC, PRIME BioSolutions, LLC and eMerge Merger Sub, LLC and may file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE MERGER PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. When available, security holders may obtain a free copy of the Merger Proxy Statement and other documents that eMerge files with the SEC at the SEC’s website at www.sec.gov. The Merger Proxy Statement and these other documents may also be obtained free of charge from eMerge by directing a request to eMerge Interactive, Inc., Attention: Investor Relations, 10305 102nd Terrace, Sebastian, FL 32958.

Neither (i) the shares of eMerge common stock to be issued to the sole member of PRIME in this transaction nor (ii) the securities of eMerge to be issued to new investors in this transaction, have been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. This press release is neither an offer to sell nor a solicitation of an offer to purchase securities. Neither the SEC nor any state securities commission has approved or disapproved of the securities described in this presentation or passed upon the accuracy or adequacy of the information contained in this presentation, or endorsed the merits of the presentation.

Certain Information Regarding Participants

eMerge, its directors and named executive officers may be deemed to be participants in the solicitation of eMerge’s security holders in connection with the special meeting of eMerge stockholders that will be held to consider the proposed merger and related transactions. Security holders may obtain information regarding the names, affiliations and interests of such individuals in eMerge’s annual report on Form 10-K for the year ended December 31, 2005, and its proxy statement dated April 21, 2006, each of which is filed with the SEC. Additional information regarding such individuals will be included in the Merger Proxy Statement. To the extent holdings of eMerge’s securities have changed since the amounts printed in the proxy statement dated April 21, 2006, such changes have been reflected on Forms 3, 4 and 5 filed with the SEC and will be reflected in the Merger Proxy Statement.

For additional information regarding this press release or if you have investor questions, please contact Susan D. Mermer, eMerge’s Chief Financial Officer, at (772) 581-9736.

Forward-Looking Statements

Certain statements in this press release are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the benefits of the proposed merger and related transactions involving eMerge Interactive, Inc., PRIME BioShield, LLC, PRIME BioSolutions, LLC and eMerge Merger Sub, LLC (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of PRIME or eMerge. The forward-looking statements are also based on various operating assumptions regarding, among other things, overhead costs and employment levels that may not be realized. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. PRIME and eMerge do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this press release.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the businesses of PRIME and eMerge may not be integrated successfully or such integration may be difficult, time-consuming or more costly than expected; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals of the Merger, and the ability to complete the Merger on the expected timeframe; changes in or elimination of laws, tariffs, trade or other controls or enforcement practices (such as: national, state or local energy policies; Federal ethanol tax incentives; regulation currently under consideration pursuant to the passage of the Energy Policy Act of 2005, which contains a renewable fuel standard and other legislation mandating the usage of ethanol or other oxygenate additives; state and federal regulations restricting or banning the use of Methyl Tertiary Butyl Ether; and environmental laws and regulations and the enforcement thereof); changes in weather and general economic conditions; overcapacity within the ethanol and petroleum refining industries; total United States consumption of gasoline; availability and costs of products, raw materials and supplies, particularly corn, coal and natural gas; labor relations; fluctuations in petroleum prices; failure to comply with applicable laws and regulations; ability to generate free cash flow to invest in the business and service indebtedness and preferred stock preferences; limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock; ability to raise additional capital and secure additional financing; ability to retain key employees; liability resulting from actual or potential future litigation; plant shutdowns or disruptions at proposed plants; the rate of adoption of products and services; ability to grow revenue and margins; ability to implement business and expansion strategies; competition and the impact of competition on pricing; general economic conditions; availability and prices of livestock; livestock costs; product pricing; operating efficiencies; the cost of compliance with environmental and health standards; and actions of domestic and foreign governments.

These and other factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth from time to time in eMerge’s public filings with the SEC and public statements by PRIME and eMerge. Viewers of this press release are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 20, 2006

eMerge Interactive, Inc.

By:	/s/ SUSAN D. MERMER
Susan D. Mermer
Executive Vice President and Chief Financial Officer